Exhibit 10.2

STOCK CONVERSION AGREEMENT

THIS STOCK CONVERSION AGREEMENT (“Agreement”) is made on January ___, 2009, by and between SELLMYBUSINESSNOW.COM, Inc., a Michigan corporation (the “Company”) and _______________________, a Michigan ______________ (“Lender”).

R E C I T A L S:

WHEREAS, on or about [November 28, 2007/January 3, 2008], Lender and the Company entered into a Loan Agreement, [as Amended and Restated on January 3, 2008] (the “Loan Agreement”) pursuant to which Lender loaned the Company the principal amount of ______________ (“Loan”); and

WHEREAS, in order to evidence the Loan, the Company issued the Lender a Promissory Note (the “Note”) in the principal amount of the Loan dated [November 28, 2007/January 3, 2008]; and

WHEREAS, pursuant to Section 3 of the Loan Agreement, Lender may convert (“Conversion Right”) all of the outstanding principal amounts of the Loan into shares of  the Company’s common stock; and

WHEREAS, the Lender desires to exercise the Conversion Right, pursuant to the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agrees as follows:

1. Conversion.  The Lender hereby elects to exercise the conversion right and convert the Loan into ___ (_____) shares of the Company’s common stock (the “Conversion Shares”), according to the conditions set forth herein.  Lender shall surrender the Note upon execution of this Agreement (the “Conversion”).  Upon the issuance of the Conversion Shares, the rights of Lender pursuant to the Note and the Loan Agreement shall cease and the Company shall issue and deliver to Lender a stock certificate representing the Conversion Shares.  Upon the Conversion, the Note shall be cancelled and the Note and the Loan Agreement shall be of no further force and effect.

2. Representations and Warranties of Company.  The Company represents and warrants to each Lender, the following:

2.1. The Company’s Existence and Authority.  The Company is a corporation, duly organized and validly existing under the laws of the State of Michigan.  The person executing this Agreement has full power and complete authority to execute this Agreement and all related documents and, when executed, this Agreement will be legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

2.2. Capitalization.  The authorized capital of the Company consists solely of 60,000 shares of common stock.  Upon issuance of the Conversion Shares to the Lender, the Conversion Shares will be validly issued, fully paid and nonassessable.

2.3. No Litigation.  There are no pending or, to the Company’s knowledge, threatened suits or proceedings before any court, governmental agency, regulatory body, or administrative tribunal to which the Company is a party or by which its property may be effected and which may result in any material change in the financial condition of the Company.

3. Representations and Warranties of Lenders. Each Lender hereby represents and warrants to the Company that:

3.1. Lender is a citizen of the United States;

3.2. The Conversion Shares are being acquired for the Lender’s own account and solely for investment.  The Lender has no present intention of distributing or selling any portion of the Conversion Shares;

3.3. The Conversion Shares are not registered under either the Securities Act of 1933 as amended (“Securities Act”) or any applicable state securities laws and, therefore, cannot be resold unless they are registered or unless an exemption from registration is available thereunder.  Consequently, the Lender may be required to hold the Conversion Shares indefinitely, unless and until registered under the Securities Act and any applicable State securities laws, unless an exemption from registration is available, in which case the Lender may still be limited as to the number of Conversion Shares that may be sold or hereinafter acquired by such Lender.  In any case, the Lender may not sell, assign, pledge, hypothecate, donate or otherwise transfer (whether or not for consideration) unless and until the Conversion Shares are registered or determined to be exempt from registration on the basis of a favorable opinion of the Company’s counsel and/or submission to the Company of such other evidence as may be satisfactory to such counsel that any such transfer shall not be in violation of the Securities Act or any applicable State securities laws;

3.4. The Lender’s investment in the Conversion Shares involves a high degree of risk and the Lender has taken full cognizance of and understand all of the risks associated therewith;

3.5. The Lender’s financial condition is such that he/she/it is able to bear the risk of holding the Conversion Shares for an indefinite period of time, and is further able to bear the risk of loss of his investment in the Company;

3.6. The Lender has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the merits and risks associated with their investment in the Conversion Shares or that they have each obtained the advice of an attorney, certified public accountant or registered investment advisor with respect thereto;

3.7. The Lender has adequate means of providing for his/her/its own current needs and possible personal contingencies and they have no need for liquidity in their investment in the Conversion Shares and they are each able to bear the economic risks of such an investment for an indefinite period;

3.8. The Lender has had an opportunity to ask questions and receive answers concerning their investment in the Conversion Shares and to obtain any additional information which the Company possesses or can obtain without unreasonable effort and expense that might be necessary in their judgment to verify any information which has been provided to them; and

3.9. The Lender is fully aware of the financial condition and business operations of the Company.

4. MISCELLANEOUS.  The Company and the Lender further agree as follows:

4.1. Governing Law.  This Agreement shall be construed according to the laws of the State of Michigan.

4.2. Successors and Assigns.  This Agreement shall be binding upon the permitted successors and assigns of the Company, and the rights and privileges of the Lender under this Agreement shall inure to the benefit of its successors and assigns.  The Company shall not assign its rights, duties and obligations under this Agreement without the Lender’s written consent, which consent may be given or withheld in the Lender’s sole discretion.

4.3. Notices.  Notice from one party to another relating to this Agreement shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient’s address, telex number or telecopier number, if any set forth in this Agreement by any of the following means:   hand delivery,  registered or certified mail, postage prepaid,  express mail or other overnight courier service, or  telecopy, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type.  Notice made in accordance with these provisions shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by registered or certified mail, or on the next business day after mailing or deposit with the postal service or an overnight courier service if delivered by express mail or overnight courier.

4.4. Amendments; Reliance.  Any amendment of this Agreement shall be in writing and shall require the signature of the Company and all the Lenders.  In making this Agreement, the Company is not relying on any oral promise or representation of the Lenders or any other person with respect to any aspect of this Agreement.

4.5. Advice of Counsel.  The Lender agrees that Company’s counsel, Kerr, Russell and Weber, PLC, has prepared this Stock Conversion Agreement on behalf of the Company in the course of its representation of  the Company and has not represented the interest of the Lender in connection with this Stock Conversion Agreement, and that:  (i) the Lender has been advised to seek the advice of their own independent legal counsel; (ii) Lender has had the opportunity to seek the advice of his/her/its own independent legal counsel; and (iii) and Lender consents to KRW’s representation of the Company.

4.6. Consents and Waivers.  No consent or waiver granted by the Lender under or in respect of this Agreement shall be effective unless it is in writing and signed by the Lender.

4.7. Partial Invalidity.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement.

4.8. WAIVER OF JURY TRIAL.  THE COMPANY AND THE LENDER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED.  EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE LOAN(S).

4.9. RELEASE.  LENDER HEREBY WAIVES, DISCHARGES AND FOREVER RELEASES THE COMPANY, THE COMPANY’S EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS, AFFILIATES AND SUCCESSORS AND ASSIGNS, FROM AND OF ANY AND ALL CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS LENDER MAY HAVE OR MAY HAVE MADE OR WHICH ARE BASED ON FACTS OR CIRCUMSTANCES ARISING AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS STOCK CONVERSION AGREEMENT, WHETHER KNOWN OR UNKNOWN, AGAINST ANY OR ALL OF THE COMPANY, THE COMPANY’S EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS, AFFILIATES AND SUCCESSORS AND ASSIGNS.

4.10. Counterpart/Facsimile & PDF Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. A facsimile, PDF or other electronic signature of any Party shall be considered to have the same binding legal effect as an original signature upon delivery thereof. Upon the request of any Party, each Party or signatory hereto shall also deliver this Agreement with its original signature, provided that any failure to do so shall not affect the preceding sentence or any provisions of this Agreement or obligations of any Party or signatory hereto.

[Signatures on Following Page]

This Stock Conversion Agreement is executed and delivered on the day and year set forth above.

COMPANY:

SELLMYBUSINESSNOW.COM, INC.,
a Michigan corporation

By:
Its:

LENDER:

                                                                                                                                                                   ,
 a Michigan ___________________

By:
Its: